May 29, 2012

BNY MELLON FUNDS TRUST

- BNY Mellon International Equity Income Fund

Supplement to Statement of Additional Information
dated December 14, 2011

The following information supersedes and replaces the third paragraph in the section of the Statement of Additional Information entitled "How to Redeem Shares - General":

The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by the TeleTransfer  Privilege or through Automatic Asset Builder, and subsequently submit a written redemption request to the Transfer Agent, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that the purchase check (including a certified or cashier's check) has cleared (normally eight business days).  The Fund may delay sending the redemption proceeds for such period.  In addition, the Fund will reject requests to redeem shares by wire or telephone, or pursuant to the TeleTransfer  Privilege, for eight business days after receipt by the Transfer Agent of the purchase check, the TeleTransfer  purchase or the Automatic Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

The following information supersedes and replaces the section of the Statement of Additional Information entitled "How to Redeem Shares - TeleTransfer  Privilege":

TeleTransfer Privilege.  Holders of Individual Accounts may request by telephone that redemption proceeds be transferred between their Fund account and their bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the TeleTransfer Privilege, any request for a TeleTransfer  transaction will be affected through the ACH system unless more prompt transmittal specifically is requested.  Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  Shares held in an IRA may not be redeemed through the TeleTransfer Privilege.  See "How to Buy Shares –  TeleTransfer  Privilege."

The following information supersedes and replaces the first paragraph of the section of the Statement of Additional Information entitled "Shareholder Services - Auto-Exchange Privilege (Individual Accounts only)":

Auto-Exchange Privilege (Individual Accounts only).  The Auto-Exchange Privilege permits an investor to regularly purchase on a semi-monthly, monthly, quarterly or annual basis, in exchange for Class M shares or Investor shares of the Fund, shares of the same Class of another series of the Trust of which the investor is a shareholder.  The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected.  This Privilege is available only for existing accounts.  With respect to the Fund's shares held by a tax-exempt retirement plan, exchanges may be made only between the investor's retirement plan account in one series of the Trust and such investor's retirement plan account in another series of the Trust.  Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor.  Shares held under IRAs and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.